UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 29, 2017

MOOG INC.
(Exact name of registrant as specified in its charter)

New York	1-5129	16-0757636
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

East Aurora, New York	14052-0018
(Address of principal executive offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (716) 652-2000

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

TABLE OF CONTENTS

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Item 9.01	Financial Statements and Exhibits.

SIGNATURE
EXHIBIT INDEX
EX-10.1

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 29, 2017, the Executive Compensation Committee (the “Committee”) of the Board of Directors took the following actions:

1.
Approved a revised Moog Inc. Management Short Term Incentive Plan (the “Plan”), which amends and restates the terms applicable to annual bonuses, short term incentive (“STI”), paid to named executive officers, including providing for such annual amounts to be paid in cash and/or Company stock as may be determined by the Committee. Previously, the Plan limited the form of payment of the STI to cash. The bonus formula and multipliers for fiscal year 2017 remained the same for the named executive officers. The applicable multipliers will typically be established by the Company each fiscal year within 90 days of the beginning of the fiscal year.

2.
Authorized the payment of an additional cash bonus to each of the named executive officers for fiscal year 2017 in the amount equal to 50% of the amount he or she would be entitled to be paid under the formula and multipliers previously approved by the Committee in November 2016, if certain financial results are achieved. Based on the Company’s guidance presented on July 28, 2017, the estimated aggregate cost of these additional bonuses for FY 2017 for the named executive officers (a group of 5 individuals), is approximately $350,000.

The actions of the Committee were ratified by the Board of Directors on September 30, 2017. The foregoing brief description is qualified in its entirety by the full text of the Plan, which is attached hereto as Exhibit 10.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

10.1	Moog Inc. Management Short Term Incentive Plan, effective as of September 29, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOOG INC.

Dated:	October 5, 2017	By:	/s/ Jennifer Walter
		Name:	Jennifer Walter
Controller

EXHIBIT INDEX

Exhibit	Description
10.1	Moog Inc. Management Short Term Incentive Plan, effective as of September 29, 2017.